SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of


                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2003



                        Commission File Number: 333-84334


                              RFS PARTNERSHIP, L.P.
                              ---------------------
             (Exact name of registrant as specified in its charter)


             Tennessee                                 62-1541639
--------------------------------------------------------------------------------
      (State of organization)                      (I.R.S. Employer
                                                  Identification No.)

450 South Orange Avenue, Orlando, Florida                32801
--------------------------------------------------------------------------------
(Address of principal executive office)                (Zip Code)


             (800) 650-1000
----------------------------------------------------
(Registrant's telephone number, including area code)

                                 (Page 1 of 3)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On August 14, 2003, RFS Partnership, L.P. (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a Certification and Termination of Registration on Form 15 (the "Form 15"), terminating the Partnership's obligation to file reports with the Commission under the Securities Exchange Act of 1934, as amended (the "Act").

         Although the filing of the Form 15 terminates the Partnership's obligation to file reports under the Act, the Partnership intends to voluntarily continue filing certain reports with the Commission, in accordance with its obligation to do so set forth in that certain Indenture, by and among the Partnership, RFS 2002 Financing, Inc., CNL Rose Acquisition Corp., RFS Leasing VII, Inc. and U.S. Bank, N.A., dated as of February 26, 2002 (the "Indenture").
Section 4.3 of the Indenture provides, in pertinent part, as follows:

         Whether or not the Company [the Partnership] and the Parent [CNL Rose Acquisition Corp., as successor in interest to RFS Hotel Investors, Inc.] are subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company and the Parent shall deliver or make available to the Trustee (and if the Company and the Parent are not subject to such reporting requirements, to each Holder of Notes), within five days after the Company and the Parent are or would have been (if the Company and the Parent were subject to such reporting obligations) required to file such statements with the SEC, annual and quarterly financial statements substantially equivalent to financial statements that would have been included in reports filed with the SEC, if the Company and the Parent were subject to the requirements of
         Section 13 or 15(d) of the Exchange Act, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the Commission, and, in each case, together with a management's discussion and analysis of financial condition and results of operations which would be so required and, unless the Commission shall not accept such reports, file with the Commission the annual, quarterly and other reports which it is or would have been required to file with the Commission.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Not Applicable

         (b) Not Applicable

         (c) The following Exhibits are filed as part of this Current Report on Form 8-K:

             99.1 Press Release of RFS Partnership, L.P., dated August 14, 2003.


                                 (Page 2 of 3)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                              RFS PARTNERSHIP, L.P.

                                              By: CNL Rose GP Corp., its general
                                                  partner


Dated:  August 14, 2003                       By: /s/ C. Brian Strickland
                                                 -------------------------------
                                              Name:  C. Brian Strickland
                                              Title: Executive Vice President

                                 (Page 3 of 3)